UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2007

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Amendment of Certain Benefit and Compensation Plans. On December 11, 2007, the Human Resources and Compensation Committee (“HRCC”) of the J. C. Penney Company, Inc. (“Company”) Board of Directors (“Board”) approved, and, in certain cases, also recommended approval to the Board and on December 12, 2007, the Board approved, as appropriate, amendments to the following plans: J. C. Penney Corporation, Inc. Mirror Savings Plan, Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc., J. C. Penney Company, Inc. 2005 Equity Compensation Plan, J. C. Penney Company, Inc. Deferred Compensation Plan for Directors, J. C. Penney Corporation, Inc. Benefit Restoration Plan, J. C. Penney Corporation, Inc. Management Incentive Compensation Program and J. C. Penney Corporation, Inc. Change in Control Plan. The amendments were adopted primarily to address compliance with section 409A of the U. S. Internal Revenue Code of 1986, as amended, and the regulations and other guidance issued by the Internal Revenue Service in connection therewith. Certain other conforming definitional changes were made to several of the plans in order to assure consistency in administration. The amendments become effective on December 31, 2007. A copy of each plan, as amended, is filed herewith as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and such exhibits are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibit 10.1	J. C. Penney Corporation, Inc. Mirror Savings Plan
	Exhibit 10.2	Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc.
	Exhibit 10.3	J. C. Penney Company, Inc. 2005 Equity Compensation Plan
	Exhibit 10.4	J. C. Penney Company, Inc. Deferred Compensation Plan for Directors
	Exhibit 10.5	J. C. Penney Corporation, Inc. Benefit Restoration Plan
	Exhibit 10.6	J. C. Penney Corporation, Inc. Management Incentive Compensation Program
	Exhibit 10.7	J. C. Penney Corporation, Inc. Change in Control Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Joanne L. Bober Joanne L. Bober Executive Vice President, General Counsel and Secretary

Date: December 14, 2007

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	J. C. Penney Corporation, Inc. Mirror Savings Plan
Exhibit 10.2	Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc.
Exhibit 10.3	J. C. Penney Company, Inc. 2005 Equity Compensation Plan
Exhibit 10.4	J. C. Penney Company, Inc. Deferred Compensation Plan for Directors
Exhibit 10.5	J. C. Penney Corporation, Inc. Benefit Restoration Plan
Exhibit 10.6	J. C. Penney Corporation, Inc. Management Incentive Compensation Program
Exhibit 10.7	J. C. Penney Corporation, Inc. Change in Control Plan